Vertex Energy, Inc. 8-K

Exhibit 99.2

November 8, 2019 3Q19 Conference Call

Disclaimer This document may contain forward - looking statements including words such as “may,” “can,” “could,” “should,” “predict,” “aim,” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident,” “scheduled,” or similar expressions, as well as information about management’s view of Vertex Energy’s future expectations, plans and prospects, within the safe harbor provisions under Private Securities Litigation Reform Act of 1995 . These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Vertex Energy, its divisions and concepts to be materially different than those expressed or implied in such statements . These risk factors and others are included from time to time in documents Vertex Energy files with the Securities and Exchange Commission, including, but not limited to, its Form 10 - Ks, Form 10 - Qs and Form 8 - Ks , available at the SEC’s website at www . sec . gov . Other unknown or unpredictable factors also could have material adverse effects on Vertex Energy’s future results . The forward - looking statements included in this presentation are made only as of the date hereof . Vertex Energy cannot guarantee future results, levels of activity, performance or achievements . Accordingly, you should not place undue reliance on these forward - looking statements . Finally, Vertex Energy undertakes no obligation to update these statements after the date of this presentation, except as required by law, and also undertakes no obligation to update or correct information prepared by third parties that are not paid for by Vertex Energy . Industry Information Information regarding market and industry statistics contained in this presentation is based on information available to us that we believe is accurate . It is generally based on publications that are not produced for investment or economic analysis . 2

3Q19 RESULTS SUMMARY

Third Quarter 2019 Executive Summary 4 Production, marketing and sales teams fully prepared for IMO 2020 transition on 1/1/20 1 Plan to commence production of fuel oil blend stock through TCEP Technology at Baytown facility in Nov - 19 3 Marrero planned maintenance impacted by Hurricane Barry 2 UMO - to - high purity base oil pilot test expected to reach completion by year - end 2019 4 Product spreads expected to widening substantially into 4Q19 / 1Q20, as IMO 2020 approaches 6 Pending successful completion of Pilot Test, anticipate $13.5 million cash payment to Vertex from Tensile 5

Key Financial Metrics Third Quarter 2019 5 Total Revenues ($MM) Total Gross Profit ($MM) Adjusted EBITDA ($MM) Adjusted EBITDA as % of Total Revenues $50.6 $37.8 $180.3 $162.6 3Q18 3Q19 TTM 3Q18 TTM 3Q19 $8.0 $5.4 $32.5 $21.9 3Q18 3Q19 TTM 3Q18 TTM 3Q19 $3.2 $1.8 $11.7 $1.9 3Q18 3Q19 TTM 3Q18 TTM 3Q19 6.3% 4.7% 6.5% 1.2% 3Q18 3Q19 TTM 3Q18 TTM 3Q19

Sustained Growth In Direct Used Motor Oil Collections Increased Weighting Toward Cost - Advantaged Direct Collections 6 Direct Collections as % of Total Volumes Processed Direct Collections Cost $0.20 less than Third - Party Supply During The Past 12 Months 29.7% 32.8% 36.7% 33.2% 33.9% 36.5% 38.7% 36.5% 37.5% 42.0% 48.6% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19

Adjusted EBITDA Bridge 3Q18 vs. 3Q19 ($MM) 7 Marrero Refinery Planned Maintenance Impacted By Hurricane Barry During July Hurricane extended planned maintenance by an extra 8 days, reducing planned production and increasing turnaround costs $3.2 million ($0.8) million ($0.2) million ($0.2) million ($0.2) million $1.8 million

Exceptional Performance At Heartland Both Marrero and Heartland Currently Operating On - Plan in 4Q19 8 Historical Utilization Rates at Heartland and Marrero Refineries (1) Heartland Operated at 108% and Marrero Operated at 82% in 3Q19 60% 70% 80% 90% 100% 110% 120% 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Marrero Refinery Utilization Heartland Refinery Utilization (1) Utilization defined as total refinery throughputs divided by nameplate capacity of the refinery

TCEP Production A Significant Catalyst Into 2020 Plan to Produce Fuel Oil Blend Stock for Marine Fuel Market 9 TCEP Operations Overview Valuing TCEP Production Low sulfur fuel oil blend stock (diesel replacement) Used Motor Oil TCEP Cutter Stock Vacuum Gas Oil Base Oil Lower Value Higher Value > Beginning in November 2019, we plan to process used motor oil into higher value feedstocks through our patented Thermal Chemical Extraction Process (TCEP) technology > TCEP differs from conventional re - refining technologies by relying more heavily on chemical processes to remove impurities rather than temperature and pressure, such as that found in vacuum distillation or hydrotreating > Given increased demand for low sulfur marine fuels ahead of the IMO 2020 mandate, we plan to begin production of a fuel oil blend stock using TCEP in the production of low sulfur marine fuel at our Baytown, TX facility > Using our TCEP technology, we expect to produce 30,000 - 45,000 barrels of cutter stock in 4Q19, subject to market conditions

Framing The Opportunity: Low Sulfur Marine Fuel (IMO 2020) IMO 2020 Represents a Potential Catalyst for Vertex 10 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 IMO Mandated Sulfur Levels in Marine Fuel Sulfur Cap Transitioning From 3.5% to 0.5% by 1/1/2020 IMO 2020 Executive Summary > IMO 2020 mandates a significant reduction in sulfur levels found in marine fuels by January 1, 2020 > New, low - sulfur specification marine fuel is anticipated to be in short supply once the regulation goes into effect > Decline in high sulfur fuel oil demand expected to result in lower UMO prices, contributing to lower feedstock costs for Vert ex > Anticipate distillate crack spread will rise in response to shortages of IMO - compliant marine fuel to the benefit of Vertex > We produce more than 48 million gallons of IMO compliant marine fuels each year

Improved Product Spreads Ahead of IMO 2020 High Sulfur Fuel Oil Trading Significantly Below WTI NYMEX 11 USGC 3% High Sulfur Fuel Oil Has Traded Below WTI Since August 2019 ($/Barrel) High Sulfur Fuel Oil is a Proxy for Used Motor Oil Pricing Source: Platts, company research ($2.69) ($3.43) ($3.96) ($3.74) ($0.26) $4.47 $3.28 $4.26 $8.54 $5.81 $2.17 $0.79 $1.06 $1.50 ($9.52) ($6.51) ($10.99) ($13.83) Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19

Futures Strip Implies Spreads Will Improve Into 2020 UMO Costs Expected To Track Decline In High Sulfur Fuel Oil 12 Projected Futures Spread Between WTI and USGC 3% High Sulfur Fuel Oil ($/Barrel) Spreads Anticipated To Improve From Current Levels In 2020 ($23.68) ($23.10) ($22.26) ($21.42) ($20.58) ($19.32) ($18.48) ($17.64) ($16.80) ($15.96) Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Source: CME Group, company research

Fourth Quarter 2019 / Full - Year 2020 Management Outlook 13 Investment Catalysts > (1) Widening product spreads (2) anticipated announcement of Pilot Test results by year - end 2019 (3) contributions from TCEP pro duction; (4) growth in cost - advantaged direct collections 1 4Q19 Financial Guidance > Management anticipates 4Q19 Adjusted EBITDA in the range of $2.5 million to $3.0 million 2 Full - Year 2020 Financial Guidance > Management anticipates Adjusted EBITDA in the range of $15 million to $20 million for the full - year 2020 3

2020 Adjusted EBITDA Guidance Bridge 2019 vs. 2020 ($MM) 14 2020 Outlook Supported By Ramp of Direct Collections, TCEP Production and IMO Spread Improvement Guidance current as of November 8, 2019 $4 - 5 million (1) (1) Assumes midpoint of 4Q19 Adjusted EBITDA guidance range of $2.5 to $3.0 million $1 - 2 million $3 - 4 million $7 - 9 million $15 - 20 million

Compelling Investment Thesis

Favorable Underlying Fundamentals, High-Return Organic Growth Projects

#1 Strong Underlying Market Trends

- IMO 2020 transition will reduce feedstock costs while creating increased demand for IMO-compliant marine fuels
- Multi-year transition toward higher-viscosity, higher-margin Group II and III base oils

#2 Tensile Liquidity Event

- Assuming close of Phase II, provides $13.5 million of non recourse cash and $2.2 million of cash proceeds from equity issuance
- Provide balance sheet optionality to support debt reduction, collections growth and M&A

#3 High-Return Capital Projects

- Focused on increasing production of IMO-compliant marine fuels and high purity base oils
- Tensile has committed up to $34 million of capital to support growth of SPVs, subject to Phase 2 closing

#4 UMO Collections Growth

- Leading UMO collector consolidating fragmented industry
- 24.5% y/y growth in direct collections growth during 3Q19
- Focused on growing cost-advantaged direct collections vs. third-party supply

#5 Aligning Investor Interests

- Led by founder/CEO Ben Cowart
- Senior leadership with decades of UMO and industry-relevant experience
- High insider ownership aligns management and investor interests

VERTEX ENERGY

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APPENDIX

Corporate Overview

Vertically-Integrated Specialty Refiner of Alternative Feedstocks

Executive Summary

> Established producer of petroleum-based specialty products from recycled used motor oils and petrochemical streams
> Own and operate one of the largest independent used motor oil collections (UMO) operations in the United States(1)
> Produce/market IMO-compliant marine fuels, Group II & III Base Oils and fuel blend stocks for industrial applications
> Proven track record of safe, reliable operations that optimize utilization at owned production facilities
> Multi-year improvement in Adj. EBITDA and Free Cash Flow resulting in reduced net leverage
> Major capital projects offer potential to increase production of high-value specialty products – IMO and high-purity base oils play
> Experienced management team w/ high insider ownership

Collections Operations

> TTM Collections = ~32 mm gal
> ~100 collections trucks
> Operations in 15 states
> Internal collections strategy

Refining Operations

> TTM production = 84.4 mm gal
> Marrero (LA) - Marine Fuel production
> Heartland (OH) - Base oil production
> Baytown (TX) – Houston ship channel terminal

(1) Vertex Energy owns/operates one of the largest used motor oil (UMO) collection and aggregation networks in the United States

VERTEX ENERGY
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Used Motor Oil Recycling Value Chain Direct and Third - Party UMO Collections Used As Refining Feedstock 18 UMO Generators Collectors Aggregators Processors Consumers Oil Change Shops, Car Dealerships 1.3 billion gal/ yr U.S. – fragmented industry Collect UMO to self - process or for sale Refined into higher - value finished products Consume middle distillates, base oils

We Own Advantaged Refining Assets In Strategic Markets Vertically Integrated Model Processes Collected UMO as Feedstock 19 > 4,800 bpd nameplate capacity > Feedstock: UMO > Production: Middle distillates > Opportunity: Demand for IMO - compliant marine fuel Marrero Refinery Marrero, Louisiana > 1,500 bpd nameplate capacity > Feedstock: UMO > Production: Group II+ base oil > Opportunity: Global transition to higher - purity base oils Heartland Refinery Columbus, Ohio > Waterfront facility w/ 100,000 barrels of storage on - site > Refining supply / distribution > Strategically located on the Houston ship channel Baytown Terminal Baytown, Texas Refining Operations Overview > Direct and third - party collections of UMO provide the feedstock for both Marrero and Heartland > Marrero and Heartland operating near peak utilization given strong demand for middle distillates and Group II base oils > Production slate includes middle distillates, base oils, asphalt, condensate and fuel oil

We Are Focused On High - Grading Our Production Slate Multi - Year Transition From Commodity To Branded Products 20 Realized Gross Margin Capture Product Portfolio Evolution Commodity Products Specialty Products Vacuum Gas Oil IMO Marine Fuels High Purity Base Oils Niche Lubricants

CAFE Standards Drive Demand For Higher Purity Base Oils
Corporate Average Fleet Economy (CAFE) Standard Requires Lower Emissions

Executive Summary
Drivers of Group II+/III Demand

> CAFE standard require increased fuel economy and lower emissions

> Lower viscosity lubricants yield better fuel economy and lower emissions

> High purity base oils are the primary base stock for premium synthetic lubricants used in CAFE-complaint higher performance engines

> Base oil production from UMO is more efficient than from crude oil

> Electrification of vehicle fleet a long-term factor, but not material to the forecast until after 2030

CAFE Standard Fuel Economy By Year
6% CAGR In Required MPG Fuel Economy



35
41
55
CY 2017
CY 2021
CY 2025

North American Base Oil Capacity Shift*(1)*
Trend Toward Higher Viscosity Base Oil Capacity



2%
6%
56%
23%
21%
54%
21%
17%
Re-refined
Group I
Group II and III
Naphthenic
2008
2018

(1) Source: LNG Lubricants Industry Factbook (2018-2019)

VERTEX ENERGY

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TENSILE TRANSACTION OVERVIEW

Our Strategic Focus Path Toward Profitable Growth Through The Cycle 23 > Direct collections are significantly cost - advantaged over third - party purchased collections > By increasing direct collections as % of total collections, we significantly reduce feedstock costs Drive Direct Collections Growth > Safe, reliable operations drive profitable growth > Marrero and Heartland operating near peak utilization > Focused on reducing feedstock overhead and reducing direct OPEX per gal sold Optimize Refining Asset Base > Shift from production of commodity intermediates toward higher value finished products > Be recognized as leading producer of IMO compliant marine fuel and high - purity base oils High - Grade Production Slate > Identify high - return organic growth projects within existing asset base > Partner with one or more venture investors on a project by project basis to support project CAPEX Growth CAPEX / Private Funding y > Generate Adj. EBITDA growth – use free cash flow to maintain conservative net leverage profile > Continue to diversify EBITDA across end - markets, geographies and customers Profitable Growth Through Cycle

Transaction Structure Phase 1 Has Closed, Phase 2 Closing Conditional Upon Successful Pilot Test 24 Phase 1 Closing Completed - Effective DATE Phase 2 Closing Subject to Pilot Outcome – Year - End 2019 The Tensile Transactions Have Two Separate and Distinct Phases Assuming pilot is successfully completed, Phase 2 closing moves forward 1) TC required to acquire 1.5 mm shares of VTNR 2) 1.5 mm 10 - year cash warrants @ $2.25/share TC takes a 15% ownership stake in MGSPV; Vertex retains 85% stake; 100% of Myrtle Grove assets placed in SPV (“MGSPV”); TC invests $4 mm in MGSPV – pilot work begins; Vertex retains 3 - year call option to repurchase stakes in HSPV on pre - determined formulas TC takes a 65% ownership stake in HSPV; Vertex retains 35% stake; $13.5 mm non - recourse cash to VTNR 100% of Heartland Refinery and related assets placed in SPV (“HSPV”)

Transaction Overview Transformational JV Provides Significant Growth Capital, Bolsters Liquidity 25 Vertex intends to complete high - purity base oil growth projects w/ third - party private capital > On 7/31/19 Vertex announced a transaction with PE - Firm Tensile Capital (“TC”) to support the development of higher - purity base o ils assets at the Myrtle Grove and Heartland refineries, subject to completion of a pilot program that will be completed by year - end 2019 1 Upon closing of Phase 2, $22 million of cash from the JV will be available to fund development projects > Upon successful pilot program and Phase 2 closing, at which time TC will own 65% of Heartland, there will be up to $22 millio n i n SPV capital to execute the full development of the Heartland business, which we expect to complete by the end of 2022 3 Transaction to bring $13.5 million of non - recourse cash to Vertex’s balance sheet > TC invested $4 million in Myrtle Grove for a 15% interest; subject to the successful completion of a pilot program, TC will c omm it up to $35 million for a 65% interest in Heartland, $13.5 million of which goes to Vertex balance sheet at closing 2 To further align all investor interests, Tensile has purchased 1.5 million shares of Vertex > Vertex has issued 1.5 million shares of common stock to Tensile at the 10 - day trailing volume - weighted average price of $1.48 pe r share; in addition, Tensile received 1.5 million 10 - year cash warrants with an exercise price of $2.25 per share 4

26 Transaction represents transformational liquidity event for Vertex > Pro - forma for the completion of both the first and second closings, total liquidity increases from $2.9 million at June 30, 2019 to $18 - 19 million at 12/31/19, given $13.5 million from Heartland and $2.2 million from 1.5 million share issuance 5 3 4 Estimated return on Heartland development project implies 12 - 18 months payback once operational > Estimated cost of the Heartland project anticipated to be $20 - $30 million, composed mainly of the development of four new acres of property and further optimization of the overall business; includes expansion of the regional UMO collections operations that serve the He art land refinery 6 Pro - Forma Annualized Adj. EBITDA Contribution From Heartland of $15 - 20 million in Year One > Vertex forecasts total incremental Adj. EBITDA resulting from the development of the Heartland business to be $15 - 20 million per year beginning in 2023; Vertex has option to repurchase the Heartland SPV interest from TC following a three - year anniversary post closing with TC 7 Transaction Overview Transformational JV Provides Significant Growth Capital, Bolsters Liquidity Tensile holds right - of - first - refusal for the first $50 million of project capital at Myrtle Grove facility > Upon the Phase I closing, TC has right of first refusal to deploy the first $50 million of project capital for the full devel opm ent of the high - purity base oils at the Myrtle Grove facility 8

27 Superior Project Economics Underpin Heartland Investment Anticipate 12 - 18 Month Payback Assuming Project Is On - Stream in 2023 Heartland Development Project projected to generate incremental EBITDA of $15 - $20 million in 2023 Combination of UMO Collections Growth, Refinery Optimization and Product Upgrades Drive The Model $2 million $2 to $3 million $5 to $7 million $8 to $10 million $17 to $22 million